# LOAN ASSUMPTION AND CONSENT AGREEMENT

*AGREEMENT* made this ________ day of June, 2006, by and between **FAIRFIELD COUNTY BANK CORP.**, a corporation organized and existing under the laws of the State of Connecticut and having its principal office at 150 Danbury Road, Ridgefield, Connecticut 06877 (herein referred to as "Lender") and **PETALS DECORATIVE ACCENTS LLC**, a limited liability company organized and existing under the laws of the State of Delaware with a Connecticut office at 90 Grove Street, Suite 206, Ridgefield, Connecticut 06877, **SOUTHRIDGE HOLDINGS LLC**, a limited liability company organized and existing under the laws of the State of Delaware and with a Connecticut office at 90 Grove Street, Ridgefield, Connecticut 06877 (herein referred to as "Borrowers"), **STEPHEN M. HICKS**, of the Town of Ridgefield, County of Fairfield and State of Connecticut (hereinafter referred to as the "Guarantor") and **IMMUNOTECHNOLOGY CORPORATION**, a corporation organized and existing under the laws of the State of Delaware with an office 90 Grove Street, Suite 206, Ridgefield, Connecticut 06877 (herein referred to as "Transferee")

***WITNESSETH:***

***WHEREAS***, Lender extended a certain revolving line of credit to the Borrowers in the maximum aggregate amount of **ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00)** as evidenced by a certain Commercial Line of Credit Note and Loan Agreement between Lender and Borrowers dated December 10, 2004 (hereinafter referred to as the "Note"); and

***WHEREAS***, the Note is secured, *inter alia*, by a Security Agreement and Financing Statement (hereinafter referred to as the "Security Agreement") on all of the assets of PETALS DECORATIVE ACCENTS LLC (hereinafter referred to individually as "Petals"); and

***WHEREAS***, Petals has entered into a certain contribution agreement with Transferee whereby Petals will transfer all of its assets to Transferee (hereinafter referred to as "Contribution Agreement"); and

***WHEREAS***, the Contribution Agreement provides that Transferee will assume all debts of Petals; and

***WHEREAS***, the Note and other loan documents evidencing the Loan and the documents securing the obligations of the Borrowers all require the consent of the Lender prior to any such transfer; and

***WHEREAS***, the Lender will consent to the transfer in accordance with Contribution Agreement, but only on the terms and conditions herein:

***NOW THEREFORE***, in consideration of TEN ($10.00) DOLLARS and other good and valuable consideration, receipt of which is hereby acknowledged, and of the mutual covenants herein contained, it is agreed:

(1) The Transferee agrees to be obligated, assume and pay the sums due under the Note and hereby grants a security interest in all of its assets in accordance with the Security Agreement, authorizes the Lender to file an "all-assets" financing statement with the office of the Secretary of State of the State of Delaware and to take any other steps the Lender deems reasonably necessary to secure the loan evidence by the Note.

(2) The liability of the Transferee shall be joint and several, together with the Borrowers, who shall remain primarily liable jointly and severally with Transferee under the terms of the Mortgage and Note and nothing herein shall be interpreted as releasing or modifying the Borrower's obligations thereunder.

(3) The Transferee hereby ratifies, confirms, approves, and agrees to be bound by all of the representations, terms, covenants, conditions and obligations under the Note, Security Agreement and all other Loan Documents.

(4) The Guarantor hereby consents to the terms of this Agreement and reaffirms his obligations under the Agreement of Guaranty dated December 10, 2004.

(5) All other terms and conditions of the Note, Security Agreement and all other Loan Documents shall remain the same and in full force and effect except as specifically amended above.

(6) Any default by the Borrower or Transferee in any of the covenants herein made shall, at the option of the Lender, constitute a default under the Note, Security Agreement and all other Loan Documents entitling Lender to any or all of the remedies it may have thereunder.

(7) This Agreement shall continue in full force and effect until full payment of all indebtedness secured by the Security Agreement, at which time this Agreement shall terminate and be void and of no effect without necessity for any further instrument.

(8) This Agreement shall be binding upon Borrower and Transferee and subsequent owner of the collateral covered by the Security Agreement or any part thereof, and shall be binding upon and inure to the benefit of the Lender, their heirs and assigns.

**IN WITNESS WHEREOF**, the Parties have caused this Agreement to be executed, sealed and delivered, the day and year first above written.

Signed, sealed and delivered
in the presence of:

**FAIRFIELD COUNTY BANK CORP.**

By:____________________
, its
duly authorized

**PETALS DECORATIVE ACCENTS LLC**

By:____________________
Stephen M. Hicks, its Manager
duly authorized

**SOUTHRIDGE HOLDINGS LLC**

By:____________________
Stephen M. Hicks, its Manager
duly authorized

**IMMUNOTECHNOLOGY CORPORATION**

By:____________________
Mark A. Scharmann, its President

STEPHEN M. HICKS, Individually

**STATE OF CONNECTICUT** )
) **ss. Ridgefield** **June , 2006**
**COUNTY OF FAIRFIELD** )

Personally appeared **FAIRFIELD COUNTY BANK CORP.**, acting herein by ____________________, its ____________________, duly authorized, signer and sealer of the foregoing instrument and acknowledged the same to be his/her free act and deed, and the free act and deed of the said **FAIRFIELD COUNTY BANK CORP.**, before me,

____________________

Commissioner of the Superior Court/
Notary Public
My Commission Expires:

**STATE OF CONNECTICUT** )
) **ss. Ridgefield** **June 27, 2006**
**COUNTY OF FAIRFIELD** )

Personally appeared **PETALS DECORATIVE ACCENTS LLC,** acting herein by Stephen M. Hicks, its Manager, duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, and the free act and deed of said **PETALS DECORATIVE ACCENTS LLC,** before me,

Julie Venu

Julie Venu
~~Commissioner of the Superior Court~~/
Notary Public
My Commission Expires: My Commission Exp. Feb. 28, 2010

**STATE OF CONNECTICUT** )
) **ss. Ridgefield** **June 27 2006**
**COUNTY OF FAIRFIELD** )

Personally appeared **SOUTHRIDGE HOLDINGS LLC,** acting herein by Stephen M. Hicks, its Manager, duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, and the free act and deed of said **SOUTHRIDGE HOLDINGS LLC,** before me,

Julie Venu

Julie Venu
~~Commissioner of the Superior Court~~/
Notary Public
My Commission Expires: My Commission Exp. Feb. 28, 2010

**STATE OF CONNECTICUT** )
) **ss. Ridgefield** **June 27, 2006**
**COUNTY OF FAIRFIELD** )

Personally appeared **STEPHEN M. HICKS,** signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me,

Julie Venus
JULIE VENUS
~~Commissioner of the Superior Court/~~
Notary Public
My Commission Expires: My Commission Exp. Feb. 28, 2010

**STATE OF CONNECTICUT** )
) **ss. Ridgefield** **June , 2006**
**COUNTY OF FAIRFIELD** )

Personally appeared **IMMUNOTECHNOLOGY CORPORATION,** acting herein by ______________________________, its ____________________________________, duly authorized, signer and sealer of the foregoing instrument and acknowledged the same to be his/her free act and deed, and the free act and deed of the said **IMMUNOTECHNOLOGY,** before me,

______________________________

Commissioner of the Superior Court/
Notary Public
My Commission Expires: